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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21713

Madison Strategic Sector Premium Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Lisa R. Lange
Madison Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Annual Report
December 31, 2016

MADISON STRATEGIC SECTOR PREMIUM FUND (MSP)
Active Equity Management combined with a Covered Call Option Strategy

MSP | Madison Strategic Sector Premium Fund | December 31, 2016
Table of Contents

Management‘s Discussion of Fund Performance	2
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights for a Share of Beneficial Interest Outstanding	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Other Information	22
Trustees and Officers	26
Dividend Reinvestment Plan	30

MSP | Madison Strategic Sector Premium Fund | December 31, 2016
Management's Discussion of Fund Performance (unaudited)
Covered Call strategies, by their nature, are defensive. They are structured to knowingly sacrifice a portion of upside growth potential in order to provide additional downside protection. The Madison Strategic Sector Premium Fund pursues these strategies by owning a very high-quality portfolio of individual equities and selling equity call options on the portfolio holdings. The Fund provides a total return platform which seeks capital appreciation and a high distribution rate which is primarily sourced from selling call options and realizing capital gains on the underlying portfolio. It is a relatively concentrated, actively managed portfolio providing a defensive way to participate in U.S. equity markets.
What happened in the market during 2016?
“Ladies and Gentlemen, the Captain has turned on the fasten seat belt sign …”
No one can argue that the takeoff wasn’t smooth in the final quarter of the year. For the 7th time in the past 8 years, the S&P 500 staged a pretty meaningful fourth quarter rally. The late rally turned a modest year for the S&P 500 into a pretty good year with the index tallying an 11.96% return. The main driver for the bullish surge was the presidential election which resulted in an exuberant rush to buy anything equity related. Market performance was actually down for the quarter prior to election night and down significantly more during election night as results seemingly shocked the world. However, since then, we’ve experienced a straight shot up to cruising altitude and as the year came to a close the big question on the minds of investors was … when will the Dow break 20,000? Being the managers of a conservative, hedged equity strategy, we’re always on the lookout for the next air pocket. We sense now, the air pocket in front of us has resulted from everyone being so positive and maybe just a little ahead of themselves. Financial stocks alone surged over 16% since the election, while commodity related sectors and industrials are banking on renewed economic growth and infrastructure spending. We understand that higher interest rates and less regulatory pressure are rightfully driving bank stocks higher but at this point, a significant piece of the upside potential in these companies is already reflected in their stock prices at least for the short term. Also, within the options market there has been a massive swell in call buying on the S&P 500 and some of its sub-sectors. Buying protection to ward off a market decline has become very inexpensive relative to recent years when investors feared an end to the long bull market. Now investors apparently fear missing further upside rather than protecting against downside risk. The widely used adage, “buy the election and sell the inauguration,” may end up being some pretty sound short term investment advice. Complacency can lead to some unexpected results, and our job is to be aware of such possibilities and duly protect against their prospective occurrence. Even though the market had another good year and the Fund participated well in the upside, we remain conservatively positioned, anticipating some turbulence in the coming months.
How did the Fund perform given the marketplace conditions during 2016?
For the year ended December 31, 2016, on a Net Asset Value (NAV) basis, MSP rose 8.55%, compared to the 7.07% return of the CBOE S&P BuyWrite Index (BXM) and the 11.96% return of the S&P 500® Index. The S&P BuyWrite Index represents the passive version of a covered call equity strategy. On a share price basis, MSP rose 20.64%, comparing very favorably with both indices. The Fund’s share price discount to the NAV averaged 9.5% during the year with a high of (16.8)% during the January market decline and a low of (5.3%)% at year end. MSP distributed $1.04 per share for the full year, on par with the 2015 distribution level. Using year-end values, the Fund’s yield was 8.3% on NAV or 8.8% on market price.
Typically, a covered call strategy will lag the overall market during periods of upward movement in stock prices as the sale of call options against stock positions limits full participation in favor of higher income potential and downside protection. With the market declining early in the year, the opposite occurred. The defensive nature of the strategy led to strong outperformance in January and February. As the market reversed itself and recouped most of its early losses, the Fund gave back much of its early advantage by April. Through the summer months, the market trended in a very narrow trading range with little direction. The only bit of excitement was centered

MSP | Madison Strategic Sector Premium Fund | Management‘s Discussion of Fund Performance (unaudited) - continued | December 31, 2016
around the Brexit referendum in late June, but that event only created some short term volatility. During this very quiet mid-year period, the Fund tracked the S&P 500 relatively closely while maintaining a healthy advantage over the BXM Index. As the election grew nearer, volatility picked up somewhat with particular negative focus on the Health Care sector. Rhetoric from both sides of the political aisle centered on drug pricing leading to meaningful underperformance within that sector. The Fund’s exposure to the Health Care sector resulted in some weakening of relative performance. Post-election, we entered a period of significant “risk-on” investor behavior as the new administration’s policy promises were deemed to be very market friendly. The ensuing market rally led the Fund to underperform the overall market for the full year but maintain its performance advantage over the BXM index by a comfortable margin.
SHARE PRICE AND NAV PERFORMANCE FOR
MADISON STRATEGIC SECTOR PREMIUM FUND

Sector performance for the market was driven by the Energy sector which rose by more than 27% on the back of higher crude oil prices. The Financial and Industrial sectors were also among the top performers with very strong rallies post-election. Promises of lower regulation, lower taxes and increased infrastructure spending were the key drivers. Only the most defensive parts of the market lagged with the Consumer Staples, Real Estate, and Health Care sectors underperforming. Another poor performing area was the Consumer Discretionary sector as retailers, in particular, struggled to keep up with growing online competition. From a sector perspective, the Fund performed well. The overweighted position in Energy was the largest positive contributor along with a below market weight in the weaker Consumer Staples area. The Fund’s position in gold via an ETF was a very strong contributor as the price of gold rallied strongly in the first half of the year before giving back some gains later in the year. The largest negative contributor was the Fund’s small overweight in Health Care stocks. Also, anytime the market moves higher, cash and call option writing causes a headwind to keeping up with the market. The market rallies in March and in the post-election period led to a high level of option assignment activity which increased cash levels until appropriate replacements were implemented opportunistically.
Stock selection was a positive contributor to relative performance. Despite the weakness of the sector, Consumer Discretionary holdings within the Fund performed very well with CarMax, CBS, Dollar General and Johnson Controls all adding meaningful upside performance. T-Mobile was the single largest positive contributor during the year as continued market share growth, a strong wireless spectrum position and takeover speculation drove shares higher. The most significant area of weakness was, again, health care related companies as the complete drug supply chain from manufacturers to distributors to pharmacy benefit managers to drug stores all became part of the axis of evil. Fund holdings such as McKesson, Gilead and Express Scripts were among the worst hit.
Describe the Fund’s portfolio equity and option structure.
As of December 31, 2016, the Fund held 49 equity securities and unexpired covered call options had been written against 94.6% of the Fund’s stock holdings. It is the strategy of the Fund to write “out-of-the-money” call options, and, as of December 31, 54% of the Fund’s call options (43 of 79 different options) remained “out-of-the-money.” (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) The late year market rally resulted in a meaningful increase in the number of options that moved “in-the-money.” As the market moved toward all-time highs late in the year, the number of options written was increased and call options were written closer-to-the-money in order to capture higher premium income

MSP | Madison Strategic Sector Premium Fund | Management‘s Discussion of Fund Performance (unaudited) - continued | December 31, 2016
and provide the Fund added protection from a reversal in the market’s upward trend. With a very high percentage of the equity holdings covered by options written closer-to-the-money, the Fund took on a greater “hedged” posture as the year closed out.
Which sectors are prevalent in the Fund?
From a sector perspective, MSP’s largest exposure as of December 31, 2016 was to the Technology (and technology related) sector, followed by Health Care, Energy, Consumer Discretionary and Financials. The Fund had very small representation in the Telecommunications, Materials and Real Estate sectors and no representation in the Utilities sector as of year-end.

ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 12/31/16
Consumer Discretionary	11.8%
Consumer Staples	5.6%
Energy	14.1%
Financials	8.7%
Health Care	14.3%
Industrials	8.2%
Information Technology	15.6%
Materials	1.6%
Real Estate	2.3%
Telecommunication Services	2.8%
Exchange Traded Funds	4.9%
Short-Term Investments	4.7%
U.S. Government and Agency Obligations	5.4%
Discuss the Fund’s security and option selection process.
The Fund is managed by primarily focusing on active stock selection before adding the call option overlay utilizing individual equity call options rather than index options. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management of the equity and option strategies provides investors with an innovative, risk-moderated approach to equity investing. The Fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the “beat the street” mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.
Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.
Discuss how risk is managed through the Fund’s investment process.
Risk management is a critical component of the investment managers’ overall philosophy and investment process. The primary means for managing risk are as follows:
1. Focus on the underlying security. The managers’ bottom-up stock selection process is geared toward investing in companies with very strong fundamentals, including market leadership, balance sheet strength, attractive growth prospects, sustainable competitive advantages, predictable cash flows, and high-quality management teams. Purchasing such companies at attractive valuations is vital to providing an added margin of safety and the manager’s “growth-at-a-reasonable-price” (GARP) philosophy is specifically tuned to such valuation discipline.
2. Active covered call writing. The managers actively sell (write) individual equity call options on equities that are owned by the Fund. The specific characteristics of the call options (strike price, expiration, degree of coverage) are dependent on the managers’ outlook on the underlying equity and/or general market conditions. If equity prices appear over-valued due to individual company strength

MSP | Madison Strategic Sector Premium Fund | Management‘s Discussion of Fund Performance (unaudited) - continued | December 31, 2016
or surging markets, the managers may choose to become more defensive with the Fund’s option strategy by selling call options that are closer to the current equity market price, generating larger option premiums which would help defend against a market reversal. The managers may also sell call options on a greater percentage of the portfolio in an effort to provide for more downside protection. Following a market downturn, the managers may sell options further out of the money in order to allow the Fund to benefit from a market recovery. In such an environment, the managers may also determine that a lesser percentage of the portfolio be covered by call options in order to more fully participate in market upside.
3. Cash management and timing. Generally, the managers believe that the Fund should be fully invested under normal market conditions. A covered call strategy is rather unique relative to most equity portfolios as the short term nature of call options can lead to the assignment or sale of underlying stock positions on a fairly regular basis. As a result, the Fund’s cash levels are likely to frequently fluctuate based on the characteristics of the call options and the market conditions. The thoughtful reinvestment of cash levels adds a layer of risk management to the investment process. This is most evident following a strong surge in equity prices above the strike prices of call options written against individual stocks in the Fund (call options move in-the-money). This could lead to a larger than normal wave of stock sales via call option assignment which would increase the Fund’s cash position following a period of very strong stock surge. Given the managers’ disciplined focus on purchasing underlying securities at appropriate valuation levels, the immediate reinvestment of cash may be delayed until market conditions and valuations become more attractive. If market conditions continue to surge for a period of time, the Fund may underperform due to higher than normal cash levels; however, it is the manager’s belief that maintaining a strong valuation discipline will provide greater downside protection over a full market cycle.
What is management’s outlook for the market and Fund in 2017?
While it’s clear that since election day, the U.S. equity markets have been driven by what many have called “animal spirits,” what remains to be seen is the ability of the new administration to puts its words into action. To use another well-worn investment axiom … markets appear to be priced for perfection … and any deviation from the expected path is sure to lead to increased volatility. Volatility that, by the way, has been virtually nonexistent since the election. While U.S. equity investors have been serenaded by market friendly talk of lower regulatory burdens, lower tax rates and the potential repatriation of trillions in offshore corporate cash, the potential negatives have been widely ignored. Corporate America is in the late stages of the business cycle and profits are under pressure from rising wages, higher U.S. dollar and rising interest rates. The 10 year U.S. Treasury bond has risen from 1.85% on election day to 2.44% at year end. Surely, rates are still historically low, but the impact on businesses and consumers should not be underestimated. Mortgage rates have risen 0.75% over the past 3 months alone and could threaten the fragile housing market revival if the upward path continues. An additional concern revolves around trade with a very strong U.S. dollar making U.S. goods less competitive and the new administration’s seemingly aggressive trade policies creating uncertainty. On a more micro level, we’ve seen over the past few weeks that individual companies are one “tweet” away from increased volatility in their stock price. None of this is to pre-judge the new administration’s impact on the economy. In fact, we are all hopeful that the increase in business confidence turns out to be well warranted. We simply believe in the more balanced, pragmatic view that along with all the roses comes a few thorns, and we want to have some Band-Aids® available just in case. As such, we are optimistic for the upcoming year but are prepared for a bumpy ride, particularly in the early going.

TOP TEN HOLDINGS AS OF 12/31/16
% of Total Investments
T-Mobile U.S. Inc.	2.8%
SPDR S&P 500 ETF Trust	2.8%
Baker Hughes Inc.	2.8%
Gilead Sciences Inc.	2.6%
T. Rowe Price Group Inc.	2.6%
CarMax Inc.	2.5%
PACCAR Inc.	2.4%
American Tower Corp.	2.3%
Dollar General Corp.	2.3%
Express Scripts Holding Co.	2.3%

MSP | Madison Strategic Sector Premium Fund | Management‘s Discussion of Fund Performance (unaudited) - concluded | December 31, 2016
INDEX DEFINITIONS
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The S&P 500® Index is an unmanaged, capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Chicago Board Options Exchange (CBOE) Market Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500® Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500® Index over the next 30-day period, which is then annualized.
The CBOE S&P 500 Buy/Write Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500® Index and then sells at-the-money (meaning same as purchase price) call options of one-month duration against those positions.

MSP | Madison Strategic Sector Premium Fund | December 31, 2016
Portfolio of Investments

	Shares	Value
COMMON STOCKS - 87.2%
Consumer Discretionary - 12.1%
Adient PLC*	2,381	$ 139,527
CarMax Inc.* (A)	28,700	1,847,993
Discovery Communications Inc., Class C* (A)	53,800	1,440,764
Dollar General Corp. (A)	23,200	1,718,424
General Motors Co. (A)	31,100	1,083,524
Starbucks Corp. (A)	26,500	1,471,280
TJX Cos. Inc./The (A)	14,400	1,081,872
		8,783,384
Consumer Staples - 5.7%
CVS Health Corp. (A)	17,500	1,380,925
Diageo PLC, ADR (A)	13,500	1,403,190
JM Smucker Co./The (A)	11,000	1,408,660
		4,192,775
Energy - 14.4%
Apache Corp. (A)	24,700	1,567,709
Baker Hughes Inc. (A)	32,000	2,079,040
EOG Resources Inc. (A)	8,700	879,570
Marathon Petroleum Corp. (A)	27,100	1,364,485
Occidental Petroleum Corp. (A)	21,700	1,545,691
Range Resources Corp. (A)	44,200	1,518,712
Schlumberger Ltd. (A)	18,400	1,544,680
		10,499,887
Financials - 8.9%
PNC Financial Services Group Inc./The (A)	8,400	982,464
Progressive Corp./The (A)	34,500	1,224,750
State Street Corp. (A)	13,400	1,041,448
T. Rowe Price Group Inc. (A)	25,900	1,949,234
Wells Fargo & Co. (A)	23,200	1,278,552
		6,476,448
Health Care - 14.7%
Agilent Technologies Inc. (A)	18,300	833,748
Allergan PLC* (A)	7,200	1,512,072
Biogen Inc.* (A)	5,500	1,559,690
Celgene Corp.* (A)	10,200	1,180,650
Cerner Corp.* (A)	29,400	1,392,678
Express Scripts Holding Co.* (A)	24,700	1,699,113
Gilead Sciences Inc. (A)	27,500	1,969,275
McKesson Corp. (A)	3,800	533,710
		10,680,936

	Shares	Value
Industrials - 8.4%
FedEx Corp. (A)	4,000	$ 744,800
Johnson Controls International PLC (A)	23,817	981,022
PACCAR Inc. (A)	27,600	1,763,640
United Technologies Corp. (A)	13,500	1,479,870
W.W. Grainger Inc. (A)	4,900	1,138,025
		6,107,357
Information Technology - 16.0%
Alphabet Inc., Class C* (A)	1,800	1,389,276
Apple Inc. (A)	8,900	1,030,798
Intel Corp. (A)	41,600	1,508,832
Microsoft Corp. (A)	26,100	1,621,854
Nuance Communications Inc.*	4,500	67,050
Oracle Corp. (A)	42,700	1,641,815
PayPal Holdings Inc.* (A)	34,600	1,365,662
QUALCOMM Inc. (A)	25,500	1,662,600
Visa Inc., Class A (A)	17,500	1,365,350
		11,653,237
Materials - 1.7%
Dow Chemical Co./The (A)	21,500	1,230,230
Real Estate - 2.4%
American Tower Corp. (A)	16,400	1,733,152
Telecommunication Service - 2.9%
T-Mobile U.S. Inc.* (A)	36,600	2,104,866
Total Common Stocks (Cost $65,215,210)		63,462,272
INVESTMENT COMPANIES - 5.0%
SPDR S&P 500 ETF Trust (A)	9,400	2,101,182
Vanguard Total Stock Market ETF (A)	13,400	1,545,288
Total Investment Companies (Cost $3,534,752)		3,646,470
SHORT-TERM INVESTMENTS - 4.8%
State Street Institutional U.S. Government Money Market Fund, 0.42%, Premier Class	3,492,774	3,492,774
Total Short-Term Investments (Cost $3,492,774)		3,492,774

See accompanying Notes to Financial Statements.

	Par Value	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.5%
U.S. Treasury Bill (B) (C), 0.046%, 3/23/17	$4,000,000	$ 3,995,612
Total U.S. Government and Agency Obligations (Cost $3,996,720)		3,995,612
TOTAL INVESTMENTS - 102.5% (Cost $76,239,456**)		74,597,128
NET OTHER ASSETS AND LIABILITIES - 0.9%		635,734
TOTAL CALL & PUT OPTIONS WRITTEN - (3.4%)		(2,449,489)
TOTAL NET ASSETS - 100.0%		$ 72,783,373

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $78,442,765.
(A)	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
(B)	All or a portion of these securities are segregated as collateral for put options written. As of December 31, 2016, the total amount segregated was $3,995,612.
(C)	Rate noted represents annualized yield at time of purchase.
ADR	American Depositary Receipt.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.

Call Options Written	Contracts (100 Shares Per Contract)	Expiration Date	Strike Price	Value (Note 2)
Agilent Technologies Inc.	109	January 2017	$ 47.50	$ (2,398)
Agilent Technologies Inc.	74	February 2017	45.00	(14,874)
Allergan PLC	72	January 2017	240.00	(3,600)
Alphabet Inc., Class C	8	January 2017	810.00	(1,520)
Alphabet Inc., Class C	10	January 2017	820.00	(1,050)
American Tower Corp.	82	January 2017	110.00	(4,510)
Apache Corp.	83	January 2017	60.00	(34,030)
Apache Corp.	164	January 2017	67.50	(7,216)
Apple Inc.	89	January 2017	115.00	(21,093)
Baker Hughes Inc.	160	January 2017	55.00	(160,800)
Baker Hughes Inc.	160	January 2017	57.50	(123,200)
Biogen Inc.	55	January 2017	310.00	(14,162)
CarMax Inc.	140	January 2017	55.00	(130,200)
CarMax Inc.	147	January 2017	57.50	(102,900)
Celgene Corp.	52	January 2017	105.00	(59,280)
Celgene Corp.	50	January 2017	110.00	(35,625)
Cerner Corp.	124	January 2017	62.50	(310)
Cerner Corp.	39	January 2017	67.50	(97)
CVS Health Corp.	87	January 2017	82.50	(2,305)
CVS Health Corp.	88	February 2017	80.00	(17,424)
Diageo PLC	135	January 2017	110.00	(2,025)
Discovery Communications Inc., Class C	200	March 2017	30.00	(9,500)
Dollar General Corp.	85	January 2017	72.50	(23,588)
Dollar General Corp.	120	January 2017	75.00	(18,300)
Dollar General Corp.	27	January 2017	77.50	(1,822)
Dow Chemical Co./The	149	January 2017	57.50	(14,155)
Dow Chemical Co./The	66	March 2017	57.50	(14,883)
EOG Resources Inc.	87	January 2017	95.00	(58,725)
Express Scripts Holding Co.	197	January 2017	72.50	(9,554)
Express Scripts Holding Co.	50	January 2017	75.00	(925)
FedEx Corp.	40	February 2017	195.00	(9,580)
General Motors Co.	156	March 2017	38.00	(9,906)
Gilead Sciences Inc.	140	January 2017	80.00	(2,380)
Gilead Sciences Inc.	135	February 2017	80.00	(11,205)

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | Portfolio of Investments - concluded | December 31, 2016

Call Options Written	Contracts (100 Shares Per Contract)	Expiration Date	Strike Price	Value (Note 2)
Intel Corp.	220	January 2017	$ 36.00	$ (18,590)
Intel Corp.	196	February 2017	36.00	(27,048)
JM Smucker Co./The	110	January 2017	135.00	(2,750)
Johnson Controls International PLC	120	January 2017	46.00	(21,540)
Marathon Petroleum Corp.	135	January 2017	50.00	(22,950)
Marathon Petroleum Corp.	136	January 2017	52.50	(9,180)
McKesson Corp.	38	February 2017	150.00	(11,400)
Microsoft Corp.	261	January 2017	60.00	(65,903)
Occidental Petroleum Corp.	217	January 2017	77.50	(1,844)
Oracle Corp.	217	January 2017	40.00	(1,844)
Oracle Corp.	210	March 2017	41.00	(7,980)
PACCAR Inc.	208	February 2017	59.40	(114,400)
PACCAR Inc.	68	February 2017	61.90	(25,160)
PayPal Holdings Inc.	223	January 2017	42.00	(2,341)
PayPal Holdings Inc.	123	January 2017	43.00	(430)
PNC Financial Services Group Inc./The	15	January 2017	95.00	(33,038)
PNC Financial Services Group Inc./The	69	February 2017	115.00	(33,293)
Progressive Corp./The	345	February 2017	33.00	(92,288)
QUALCOMM Inc.	255	January 2017	65.00	(38,505)
Range Resources Corp.	221	January 2017	40.00	(2,210)
Range Resources Corp.	103	February 2017	37.00	(12,360)
Range Resources Corp.	118	March 2017	42.00	(7,080)
Schlumberger Ltd.	93	January 2017	80.00	(42,548)
Schlumberger Ltd.	91	January 2017	82.50	(24,525)
SPDR S&P 500 ETF Trust	94	January 2017	218.00	(60,865)
Starbucks Corp.	133	January 2017	55.00	(16,160)
Starbucks Corp.	132	January 2017	57.50	(2,904)
State Street Corp.	64	January 2017	72.50	(36,160)
State Street Corp.	70	January 2017	80.00	(5,460)
T-Mobile U.S. Inc.	183	January 2017	48.00	(181,170)
T-Mobile U.S. Inc.	183	January 2017	50.00	(140,910)
T. Rowe Price Group Inc.	130	January 2017	70.00	(70,200)
T. Rowe Price Group Inc.	129	January 2017	75.00	(19,673)
TJX Cos. Inc./The	144	January 2017	80.00	(1,440)
United Technologies Corp.	135	January 2017	105.00	(69,863)
Vanguard Total Stock Market ETF	134	March 2017	112.00	(64,990)
Visa Inc., Class A	135	January 2017	82.50	(1,687)
Visa Inc., Class A	40	January 2017	85.00	(120)
W.W. Grainger Inc.	49	January 2017	220.00	(65,905)
Wells Fargo & Co.	78	January 2017	47.00	(63,960)
Wells Fargo & Co.	37	January 2017	48.00	(26,640)
Wells Fargo & Co.	117	January 2017	52.50	(36,270)
Total Call Options Written (Premiums received $1,789,106)				$(2,406,726)
Put Options Written
Celgene Corp.	65	January 2017	110.00	(7,865)
CVS Health Corp.	63	February 2017	70.00	(2,898)
Visa Inc., Class A	80	March 2017	80.00	(32,000)
Total Put Options Written (Premiums received $59,320)				$ (42,763)
Total Options Written, at Value (Premiums received $1,848,426)				$(2,449,489)
See accompanying Notes to Financial Statements.         9

MSP | Madison Strategic Sector Premium Fund | December 31, 2016
Statement of Assets and Liabilities as of December 31, 2016

Assets:
Investments in securities, at cost
Unaffiliated issuers	$ 76,239,456
Net unrealized depreciation
Unaffiliated issuers	(1,642,328)
Total investments, at value	74,597,128
Receivables:
Investments sold	1,375,725
Dividends	95,872
Total assets	76,068,725
Liabilities:
Payables:
Investments purchased	755,264
Advisory agreement fees	49,877
Service agreement fees	30,722
Options written, at value (premium received $1,848,426) (Note 6)	2,449,489
Total liabilities	3,285,352
Net Assets	$ 72,783,373
Net assets consist of:
Common Stock/Shares:
Par value ($0.001 per common stock and $0.000001 per share, respectively)	$ 5,798
Paid-in capital in excess of par	77,224,274
Accumulated undistributed net investment loss	–
Accumulated net realized loss on investments sold, options and foreign currency related transactions	(2,203,309)
Net unrealized depreciation of investments (including appreciation (depreciation) of options and foreign currency related transactions)	(2,243,390)
Net Assets	$ 72,783,373

Capital Shares Issued and Outstanding (Note 7)	5,798,291
Net Asset Value per share	$ 12.55

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | December 31, 2016
Statement of Operations For the Year Ended December 31, 2016

Investment Income:
Interest	$ 35,651
Dividends
Unaffiliated issuers	1,006,846
Total investment income	1,042,497
Expenses (Note 3):
Advisory agreement fees	583,193
Service agreement fees	131,206
Total expenses	714,399
Net Investment Income	328,098
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options	5,731,380
Unaffiliated issuers	(4,309,892)
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options	(1,486,979)
Unaffiliated issuers	5,754,647
Net Realized and Unrealized Gain on Investments and Option Transactions	5,689,156
Net Increase in Net Assets from Operations	$ 6,017,254

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | December 31, 2016
Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
Net Assets at beginning of period	$ 72,796,342	$ 79,439,437
Increase (decrease) in net assets from operations:
Net investment income	328,098	394,131
Net realized gain	1,421,488	5,856,979
Net change in unrealized appreciation (depreciation)	4,267,668	(6,863,982)
Net increase (decrease) in net assets from operations	6,017,254	(612,872)
Distributions to shareholders from:
Net investment income and capital gains	(4,213,638)	(5,420,928)
Return of capital	(1,816,585)	(609,295)
Total distributions	(6,030,223)	(6,030,223)
Total decrease in net assets	(12,969)	(6,643,095)
Net Assets at end of period	$ 72,783,373	$ 72,796,342
Undistributed net investment income included in net assets	$ –	$ –

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | December 31, 2016
Financial Highlights for a Share of
Beneficial Interest Outstanding

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value at beginning of period	$12.55	$13.70	$13.88	$12.83	$12.63
Income from investment operations:
Net investment income (loss)[1]	0.06	0.07	(0.01)	0.01	0.03
Net realized and unrealized gain (loss) on investments	0.98	(0.18)	0.87	2.08	1.21
Total from investment operations	1.04	(0.11)	0.86	2.09	1.24
Less Distributions From:
Net investment income and capital gains	(0.73)	(0.93)	(1.04)	(1.04)	(0.03)
Return of capital	(0.31)	(0.11)	–	–	(1.01)
Total distributions	(1.04)	(1.04)	(1.04)	(1.04)	(1.04)
Net increase (decrease) in net asset value	–	(1.15)	(0.18)	1.05	0.20
Net Asset Value at end of period	$12.55	$12.55	$13.70	$13.88	$12.83
Market Value at end of period	$11.89	$10.77	$11.87	$11.96	$11.09
Total Return
Net asset value (%)	8.55	(0.86)	6.30	16.81	9.92
Market value (%)[2]	20.64	(0.60)	7.91	17.71	13.97
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$72,783	$72,796	$79,439	$80,474	$74,417
Ratios of expenses to average net assets (%)	0.98	0.98	0.98	0.98	0.98
Ratio of net investment income (loss) to average net assets (%)	0.45	0.51	(0.07)	0.09	0.22
Portfolio turnover (%)	138	120	139	153	53

1Based on average shares outstanding during the year.
2Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock.

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | December 31, 2016
Notes to Financial Statements
1. ORGANIZATION
Madison Strategic Sector Premium Fund (the “Fund) was organized as a Delaware statutory trust on February 4, 2005. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended, and the Securities Act of 1933, as amended. The Fund commenced operations on April 27, 2005.
The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing primarily in large and mid-capitalization common stocks that are, in the view of Madison Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Portfolio Valuation. Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), which are valued at the NASDAQ official closing price (“NOCP”), and options, which are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having longer maturities are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their Net Asset Value (“NAV”). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.
At times, the Fund maintains cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.
The Fund has adopted Financial Accounting Standards Board (“FASB”) applicable guidance on fair value measurements. Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.
Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The valuation techniques used by the Fund to measure fair value for the year ended December 31, 2016, maximized the use of observable inputs and minimized the use of unobservable inputs.
There were no transfers between classification levels during the year ended December 31, 2016. As of and during the year ended December 31, 2016, the Fund did not hold securities deemed as a Level 3.
The following is a summary of the inputs used as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

Description	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/16
Assets:[1]
Common Stocks	$ 63,462,272	$ –	$ –	$ 63,462,272
Investment Companies	3,646,470	–	–	3,646,470
Short-Term Investments	3,492,774	–	–	3,492,774
U.S. Government and Agency Obligations	–	3,995,612	–	3,995,612
	$ 70,601,516	$ 3,995,612	$ –	$ 74,597,128
Liabilities:
Written options	$(2,449,489)	$ –	$ –	$(2,449,489)

1Please see the Portfolio of Investments for a listing of all securities within each category.

Derivatives. The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and hedging activities and enable investors to understand: a) how and why a Fund uses derivative investments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a Fund’s financial position, results of operations and cash flows.
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities for the year ended December 31, 2016:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Options written	($2,449,489)

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements - continued | December 31, 2016
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Operations for the year ended December 31, 2016:

Derivatives not accounted for as hedging instruments	Realized Gain on Derivatives	Change in Unrealized Depreciation on Derivatives
Equity contracts	$5,731,380	($1,486,979)
Investment Transactions and Investment Income. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
Distributions to Shareholders. The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from Generally Accepted Accounting Principles (GAAP). These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Distributions may also include a return of capital. Any net realized long-term capital gains are distributed annually to shareholders.
Recently Issued Accounting Pronouncements. In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.
Addition of Investment Co-Manager. Currently the Fund is co-managed by Ray DiBernardo, CFA and Walter Dewey, CFA. Effective as of the date hereof, Mr. Drew Justman, CFA is added as a co-manager. As a result of the foregoing, all references in the prospectus and Statement of Additional Information (SAI) to managers of the Fund include Mr. Justman.
Effective as of the date hereof, the Fund will hold approximately 30-60 individual equity and investment company (including ETFs and UTFs) securities in its portfolio at any given time. As a result of the foregoing, all references to the above number of holdings in the prospectus and SAI are changed.
3. INVESTMENT ADVISORY AND SERVICES AGREEMENTS
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and trustees of the Fund and its affiliates. For these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to an annualized rate of 0.80% of the Fund’s average daily net assets on the first $500 million of assets, and 0.60% of the Fund’s average daily net assets on assets in excess of $500 million.
Under a separate Services Agreement, the Adviser also provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include: compliance services, transfer agent services, custodial services, fund administration services, fund accounting services, and such other services necessary to conduct the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, the services of independent trustees of the Fund, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee, payable monthly, equal to 0.18% of the Fund’s average daily net assets. Not included in this service fee and, therefore, the responsibility of the Fund, are “excluded expenses.” Excluded expenses consist of (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans,

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements - continued | December 31, 2016
etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs or taxes the Fund may owe, etc.); and (iii) the costs associated with investment by the Fund in other investment companies (i.e., acquired fund fees and expenses).
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or its affiliates. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the Adviser or its affiliates. The fees for the independent trustees are paid out of the Services Agreement fee and totaled $18,000 for the year ended December 31, 2016.
4. FEDERAL INCOME TAX INFORMATION
No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986 available to investment companies and to make the requisite distribution to shareholders of taxable income, which will be sufficient to relieve it from all or substantially all federal income taxes.
Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At December 31, 2016, accumulated net investment loss of ($5,702,125), and accumulated net realized gain of $3,885,540 was reclassified into the paid in capital account of the Fund, to reflect permanent book and tax differences relating to distribution re-designations.
Information on the tax components of investments, excluding option contracts, as of December 31, 2016, is as follows:

Cost	$ 78,442,765
Gross appreciation	2,145,040
Gross depreciation	(5,990,677)
Net depreciation	$ (3,845,637)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.
For the years ended December 31, 2016 and 2015, the tax character of distributions paid to shareholders was $4,213,638 ordinary income and $1,816,585 return of capital for 2016 and $5,073,103 ordinary income, $347,825 long-term capital gains and $609,296 return of capital for 2015.
As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$ –
Undistributed Ordinary Income	$ –
Post October Capital Loss Deferrals	$ –

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. It is the Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate.
5. INVESTMENT TRANSACTIONS
During the year ended December 31, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $90,144,317 and $85,515,870, respectively. No long-term U.S. Government securities were purchased or sold during the year.
6. COVERED CALL AND PUT OPTIONS
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements - continued | December 31, 2016
option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).
The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.
When an option is written, a liability is recorded equal to the premium received. This liability for options written is marked-to-market on a daily basis to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options that expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
Transactions in written option contracts during the year ended December 31, 2016 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	9,413	$2,048,383
Options written during the period	44,523	8,969,148
Options closed during the period	(16,763)	(3,533,003)
Options exercised during the period	(11,762)	(2,267,102)
Options expired during the period	(16,044)	(3,369,000)
Options outstanding, end of period	9,367	$1,848,426

Purchased option activity was not significant for the year ended December 31, 2016. Details of option contracts purchased and held at December 31, 2016, are included in the Fund’s Portfolio of Investments.

7. CAPITAL
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 5,798,291 shares issued and outstanding as of December 31, 2016. Additionally, no capital stock activity occurred for the years ended December 31, 2016 and 2015, respectively.
In connection with the Fund’s dividend reinvestment plan, there were no shares reinvested for the years ended December 31, 2016 and 2015, respectively.

8. INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore cannot be estimated; however, the Fund considers the risk of material loss from such claims as remote.
9. DISCUSSION OF RISKS
Equity Risk. The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.
Derivatives Risk. The risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact a fund’s ability to invest in derivatives or other instruments and adversely affect such fund’s performance and ability to pursue its investment objective.
Option Risk. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements - continued | December 31, 2016
markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
Foreign Investment Risk. Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.
Mid Cap Company Risk. Mid-Cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.
Industry Concentration Risk. To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.
Fund Distribution Risk. In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.
Financial Leverage Risk. The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used.

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements - concluded | December 31, 2016
Financial leverage also increases the likelihood of greater volatility of the NAV and market price of, and dividends on, the common shares than a comparable portfolio without leverage.
Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, have contributed to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Fund’s Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets.
Cybersecurity Risk. The Fund is also subject to cybersecurity risk, which includes the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund. The Fund does monitor this risk closely.
Additional Risks. While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.
10. SUBSEQUENT EVENTS
Management has evaluated all subsequent events through the date the financial statements were available for issue. A shareholder disclosed that it held approximately 23.66% interest in the Fund in February 2017. No events other than this shareholder transaction have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in, the financial statements.

MSP | Madison Strategic Sector Premium Fund | December 31, 2016
Report of Independent
Registered Public Accounting Firm
To the Shareholders and Board of Trustees of Madison Strategic Sector Premium Fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Madison Strategic Sector Premium Fund (the “Fund”), as of December 31, 2016, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to January 1, 2013 were audited by other auditors, whose report, dated February 26, 2013, expressed an unqualified opinion on the financial highlights.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2016, the results of its operations for the year then ended, the changes its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
/s/ Deloitte & Touche, LLP
Milwaukee, WI
February 22, 2017

MSP | Madison Strategic Sector Premium Fund | December 31, 2016
Other Information (unaudited)
Federal Income Tax Information. The Fund recognized qualified dividend income of $926,589 during the fiscal year ended December 31, 2016. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. For corporate shareholders, 17.95% of the dividends paid by the Fund qualifies for the dividends-received deduction.
Complete information regarding the federal tax status of the distributions received during the calendar year 2016 will be reported in conjunction with Form 1099-DIV.
Results of Shareholder Vote. The Annual Meeting of shareholders of the Fund was held on September 8, 2016. For Proposal 1, shareholders voted on the election of two trustees, Katherine L. Frank and James R. Imhoff, Jr. The votes cast in favor of election for Ms. Frank were 3,516,433 with 1,376,122 against/withheld. The votes cast in favor of election for Mr. Imhoff were 3,493,676 with 1,398,879 against/withheld. The other trustees of the Fund, whose terms did not expire in 2016, are Philip E. Blake, Frank Burgess and Steven P. Riege. For Proposal 2, shareholders voted on the advisory Shareholder Proposal Regarding a Self-Tender Offer. The votes cast in favor of the Self-Tender Offer were 1,378,012, votes against/withheld were 1,155,374 and votes abstained 53,691.
Additional Information. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.
This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.
Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the Management’s Discussion of Fund Performance are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-1520. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.
Summary of Board’s Annual Approval Process and Considerations. The Board of Trustees reviewed a variety of materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Fund’s Investment Advisory Agreement with the Adviser at an in-person meeting of the Board held in July 2016. The following summarizes the Board’s process and considerations during that meeting.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Adviser. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the Fund; and (4) information about the Adviser’s personnel.

MSP | Madison Strategic Sector Premium Fund | Other Information (unaudited) - continued | December 31, 2016
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the renewal of the Investment Advisory Agreement and received materials from such counsel discussing the legal standards for their consideration of the proposed renewal of the Investment Advisory Agreement with respect to the Fund. Prior to voting, the Independent Trustees reviewed the proposed renewal of the Investment Advisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Adviser, including the personnel providing such services; comparative performance, fee and expense information for the Fund; the profitability of the Fund to the Adviser and its affiliates; the direct and indirect benefits, if any, derived by the Adviser and its affiliates from their relationship with the Fund; economies of scale; and the Adviser’s performance of substantially similar duties for other clients with similar investment strategies.
With regard to the nature, extent and quality of the services provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in Fund management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser discussed or otherwise presented the firm’s ongoing investment philosophies and strategies intended to provide investment performance consistent with the Fund’s investment objectives under various market scenarios.
The Board also discussed the quality of services provided to the Fund by its transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary Fund administration.
Based on their review of the information provided, the Independent Trustees determined that the nature, extent and quality of services provided by the Adviser to the Fund were satisfactory.
With regard to the investment performance of the Fund, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They recognized that the usefulness of comparative performance data as a frame of reference to measure the Fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the Fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. They discussed the unique aspects of the securities markets applicable to the Fund so that the performance of the Fund could be reviewed in context. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Trustees also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. In connection with the review of performance, the Board engaged in a comprehensive discussion of market conditions and discussed the reasons for Fund performance under such conditions. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons. Based on its review, the Board determined that, given the totality of the above factors and considerations, the Fund’s investment performance had been satisfactory.
With regard to the costs of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Fund, the Board reviewed the

MSP | Madison Strategic Sector Premium Fund | Other Information (unaudited) - continued | December 31, 2016
expense ratios for a variety of other funds in the Fund’s peer group with similar investment strategies. Again, the Board reviewed these matters in connection with the Adviser. Based on its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.
The Board noted that the Adviser or its affiliates provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so- called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that various Funds require. They considered that, if the services rendered by the Adviser to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser may act as either investment adviser or sub-adviser, the Board noted that the fee may be lower than the fee charged to the Fund. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or sub-adviser, if applicable) which are performed for investment company clients but are not typically performed for non-investment company clients.
The Trustees reviewed the Fund’s fee structure based on the total Fund expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Fund: an advisory fee and a capped administrative “services” expense. The Board reviewed total expense ratios paid by other funds with similar investment strategies, recognizing that such a comparison, while not dispositive, was an important consideration.
The Trustees sought to ensure that fees paid by the Fund were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Fund pursuant to its administrative services agreement with the Fund (“Services Agreement”), such compensation does not always cover all costs because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that any administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees are paid by the

Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of the Fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.
In reviewing costs and profits, the Board noted that, as a relatively small Fund, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Fund officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from its portfolios alone. However, the Board recognized that the Fund is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Fund as one of a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates of approximately $15 billion at the time of the meeting. As a result, although the fees paid by the Fund at its present size might not be sufficient to profitably support a stand-alone fund, the Fund is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Fund is important to the Adviser and is managed with the attention given to the Adviser’s other clients.
The Board recognized that the obligations, responsibilities and management considerations involved with being an investment adviser to a closed-end fund differ significantly from serving as an investment adviser to an open-end (mutual) fund. As such, the Board focused its

MSP | Madison Strategic Sector Premium Fund | Other Information (unaudited) - concluded | December 31, 2016
attention on the total expense ratios paid be certain other closed-end funds with similar investment strategies. The Board recognized that the Fund’s total expense ratio was reasonable based such comparisons.
With regard to the extent to which economies of scale would be realized as the Fund grows, the Trustees recognized that at its current size, it was premature to discuss any economies of scale not already factored into the compensation payable under existing Investment Advisory and Services Agreements. The Trustees also took into account that the Fund does not pay any fees on leveraged assets of the Fund. Based on their review, the Independent Trustees concluded that the breakpoint schedules and fee arrangement were acceptable and appropriately reflect economies of scale to be shared with shareholders when the size of the Fund increased.
Counsel to the Independent Trustees confirmed that the Fund’s Independent Trustees had met previously and reviewed the written contract renewal materials provided by the Adviser. He noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and representatives of the Adviser and discussed each matter raised.
After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board, the Trustees, including the Independent Trustees, concluded that the Fund’s advisory fees are reasonable and that renewal of its Investment Advisory Agreement is in the best interests of the Fund and its shareholders.

MSP | Madison Strategic Sector Premium Fund | December 31, 2016
Trustees and Officers
The address of each trustee and officer of the Fund is 550 Science Drive, Madison, WI 53711. The Fund’s Statement of Additional Information includes additional information about the trustees of the Fund and is available, without charge, upon request, by calling 1-800-368-3195.
Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank[1] 1960	President, 2005 - Present, and Trustee, 2005 - Present
Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Member, Executive Committee and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010
Madison Asset Management, LLC (“Madison”), Member, Executive Committee and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010
Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of Madison), Member, Executive Committee and Chief Operating Officer, 2010 - Present; President, 1996 - 2010; Madison Covered Call and Equity Strategy Fund (closed end fund), President, December 2012 - Present; Madison Funds (18) and Ultra Series Fund (14) (mutual funds), President, 2009 - Present
Madison Funds (18) and Ultra Series Fund (14), 2009 - Present
Frank E. Burgess[1] 1942	Trustee, 2005 - Present
MIH, Chairman of the Board, 2012 - Present; Executive Director and President, 2010 - 2012; Managing Director and President, 1973 - 2010
Madison, Executive Director and President,
2010 - 2012; President, 2004 - 2010
MIA, Executive Director and President,
2010 - 2012
Capitol Bankshares, Inc. of Madison, WI, 1995 - Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present

1 “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Fund.

MSP | Madison Strategic Sector Premium Fund | Trustees and Officers - continued | December 31, 2016

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Jay R. Sekelsky 1959	Vice President, 2005 - Present
MIH, Member, Executive Committee and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010;
Madison, Member, Executive Committee and Chief Investment Officer, 2010 - Present
MIA, Member, Executive Committee and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010
Madison Funds (18 funds), Vice President, 2009 - Present; Madison Covered Call and Equity Strategy Fund, Vice President, December 2012 - Present; and Ultra Series Fund (14), Vice President, 2009 - Present
N/A
Paul A. Lefurgey 1964	Vice President, 2010 - Present
MIH, Chairman - Executive Committee, 2015-Present; MIH, Member, Executive Committee and Director of Fixed Income Investments, 2013 - Present; Managing Director and Head of Fixed Income Investments, 2005 - 2013
Madison and MIA, Executive Director and Head of Fixed Income Investments, 2013 - Present; Managing Director and Head of Fixed Income Investments, 2010 - 2013
MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President, 2003 - 2005
Madison Funds (18) and Ultra Series Fund (14), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present
N/A
Greg D. Hoppe 1969	Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009
MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present
Madison Funds (18) and Ultra Series Fund (14) Treasurer, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Treasurer, December 2012 - Present
N/A

MSP | Madison Strategic Sector Premium Fund | Trustees and Officers - continued | December 31, 2016

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2010 - Present
MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present
MCA, Director-Mutual Funds, 2008-2009; Director-Mutual Fund Operations, 2006-2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005
Madison Funds (18) and Ultra Series Fund (14), Secretary, 1999-Present and Treasurer, 2008-2009 and Assistant Treasurer, 1997-2007 and 2009-Present; Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, December 2012 - Present
N/A
Lisa R. Lange 1969	Chief Compliance Officer, Chief Legal Officer and Assistant Secretary, April 2015 - Present
MIH, MIA, and Madison, Chief Compliance Officer and Chief Legal Officer, April 2015 - Present
NorthRoad Capital Management LLC (“NorthRoad”)
(former affiliated investment advisory firm of Madison),
Chief Compliance Officer and Chief Legal Officer,
April 2015 - September 2016
Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer, Chief Legal Officer and Assistant Secretary, April 2015 - Present
Madison Funds (18) and Ultra Series Fund (14), Chief Compliance Officer, Chief Legal Officer and Assistant Secretary, April 2015 - Present
Whyte Hirschboeck Dudek S.C. (law firm), Attorney and Shareholder, 2003-2015
N/A

MSP | Madison Strategic Sector Premium Fund | Trustees and Officers - concluded | December 31, 2016
Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2005 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	34
Edgewood College, 2003 - Present; Chairman of the Board, 2010 - 2012; Nerites Corporation (technology company), 2004 - 2013; Madison
Covered Call & Equity Strategy Fund,
2005 - Aug 2009, and December
2012 - Present; Madison Funds (18) and Ultra Series Fund (14), 2009 - Present

James R. Imhoff, Jr. 1944	Trustee, 2005 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	34	Park Bank, 1978 - Present; Madison Covered Call & Equity Strategy Fund, 2005 - Present; Madison Funds (18) and Ultra Series Fund (14), 2009 - Present
Steven P. Riege 1954	Trustee, 2014-Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001-Present; Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986-2001	34
Forward Service Corporation (employment training non-profit), 2010-Present
Stanek Tool Corp., 1990-2016
Madison Covered Call & Equity Strategy Fund, 2015 - Present; Madison Funds (18) and Ultra Series Fund (14), 2009 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2 As of the date of this report, the fund complex consists of the Fund, the Madison Funds with 18 portfolios, the Ultra Series Fund with 14 portfolios, and the Madison Covered Call & Equity Strategy Fund (“MCN,” a closed-end fund) for a grand total of 34 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

MSP | Madison Strategic Sector Premium Fund | December 31, 2016
Dividend Reinvestment Plan
Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants. There will be no

MSP | Madison Strategic Sector Premium Fund | Dividend Reinvestment Plan - concluded | December 31, 2016
brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., 250 Royall St., Canton, MA 02021, Phone Number: 1-781-575-4523.

MSP | Madison Strategic Sector Premium Fund | December 31, 2016
Board of Trustees
Philip E. Blake
Frank Burgess
Katherine L. Frank
James R. Imhoff, Jr.
Steven P. Riege

Officers
Katherine L. Frank
President
Jay Sekelsky
Vice President
Paul Lefurgey
Vice President
Lisa R. Lange
Chief Compliance Officer, Chief
Legal Officer & Asst. Secretary
Greg Hoppe
Treasurer
Holly S. Baggot
Secretary & Assistant Treasurer
Investment Adviser
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711
Custodian
State Street Bank
Kansas City, Missouri
Transfer Agent
Computershare Investor Services, LLC
Canton, Massachusetts
Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Milwaukee, Wisconsin

Question concerning your shares of Madison Strategic Sector Premium Fund?

•	If your shares are held in a Brokerage Account, contact your Broker

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., 250 Royall Street, Mail Stop 1A Canton, MA 02021
This report is sent to shareholders of Madison Strategic Sector Premium Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 368-3195 and is available on the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 368-3195 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
In August 2016, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

madisonfunds.com

550 Science Drive
Madison, WI 53711
800.767.0300

MSP | Madison Strategic Sector Premium Fund | December 31, 2016

Item 2. Code of Ethics.

(a) The Madison Strategic Sector Premium Fund (hereinafter referred to either as the "Trust" or the "Fund") has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted March 2, 2005.
(c) During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Trust at 800-767-0300 and requesting a copy of the "Madison Strategic Sector Premium Fund Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In July 2016, Jim Imhoff, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Fund independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $10,000 and $12,000 for the fiscal years ended December 31, 2016, and December 31, 2015, respectively.  The registrant is affiliated with the Madison Funds, the Ultra Series Fund and the Madison Covered Call & Equity Strategy Fund (all affiliated investment companies together, the “Affiliated Funds”) which paid the registrant's principal accountant an additional $436,800 and $500,000, respectively, for audit services provided to such funds for such periods.

(b) Audit-Related Fees.  None.

(c) Tax-Fees.  the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $4,009 (budgeted) and $3,931 for the fiscal years ended December 31, 2016, and December 31, 2015, respectively.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The members of the committee include all the disinterested Trustees of the registrant, namely, Philip Blake, James Imhoff and Steve Riege.

(b) Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following discloses our current policies and procedures that we use to determine how to vote proxies relating to portfolio securities.  Because we manage portfolios for clients in addition to the registrant, the policies and procedures are not specific to the registrant except as indicated.

MADISON ASSET MANAGEMENT, LLC
PROXY VOTING POLICIES AND PROCEDURES

Madison’s policies regarding voting the proxies of securities held in client accounts depend on the nature of its relationship to the client. When Madison is an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when Madison votes client proxies, it must do so in the client’s best interests as described below by these policies.

Regular Accounts

Madison does not assume the role of an active shareholder when managing client accounts. If Madison is dissatisfied with the performance of a particular company, it will generally reduce or terminate the fund’s position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy

As stated above, Madison’s goal and intent is to vote all proxies in the client’s best interests. For practical purposes, unless Madison makes an affirmative decision to the contrary, when it votes a proxy as the Board of Directors of a company recommends, it means Madison agrees with the Board that voting in such manner is in the interests of its clients as shareholders of the company for the reasons stated by the Board. However, if Madison believes that voting as the Board of Directors recommends would not be in a client’s best interests, then Madison must vote against the Board’s recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless Madison is not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, Madison must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by Madison inadvertently, promptly forward them to the client.

Documenting Madison’s Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, Madison’s policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, because Madison may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining Madison’s action or inaction, as the case may be.

Alternatively, or in addition to such notation, Madison may include a copy of the rationale for such decision in the appropriate equity correspondence file.

Why would voting as the Board recommends NOT be in the client’s best interests?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1.	Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of the client’s position?

(This question is more complex than it looks: Madison must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, Madison would vote as the Board recommended for if Madison is holding the security for clients as a long-term investment. However, if the investment is close to Madison’s valuation limits and Madison is anticipating eliminating the position in the short-term, then it would be in its clients’ best interests to vote against management’s recommendation.)

2.	If so, would Madison be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal?

3.
Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market?

(For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if Madison were to liquidate the position. In such a situation, Madison might vote against management’s recommendation if Madison believe a “No” vote could help prevent future share price depreciation resulting from management’s proposal or if Madison believe the value of the investment will appreciate if management’s proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where Madison would vote against management’s recommendation because Madison believes expensing such options will do more to enhance shareholder value going forward.)

4.	Would accepting the Board of Directors recommendation cause Madison to violate its client’s investment guidelines?

(For example, a Board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any U.S. exchange or in U.S. dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible Madison would, nevertheless, vote in favor of a Board’s recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean Madison will consider any client- provided proxy voting guidelines. Madison’s policy is that client investment guidelines may not include proxy voting guidelines if Madison will vote account proxies. Rather, Madison will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, Madison must “second guess” the Board of Directors to determine if their recommendation is in the best interests of its clients, regardless of whether the Board thinks its recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect Madison’s clients’ investment.

In making its decisions, to the extent Madison relies on any analysis outside of the information contained in the proxy statements, Madison must retain a record of such information in the same manner as other books and records (two years in the office, five years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC’s EDGAR database, Madison must keep a copy of the proxy statement.

Addressing Conflicts of Interest

Although it is not likely, in the event there is a conflict of interest between Madison and its client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) Madison has a significant business relationship with the issuer as determined by a review of our Conflicted Proxy List), Madison’s policy is to alert affected client(s) of the conflict before voting and indicate the manner in which Madison will vote. In such circumstances, Madison’s client(s) may instruct it to vote in a different manner. In any case, Madison must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund Madison manages, then Madison must present the material conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then Madison may present the conflict to the wrap sponsor, as its agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, Madison is seeking the auditor as a client or Madison has a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

In the absence of any conflict, in the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, Madison will employ the services of an independent third party “proxy services firm” to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.

Once any member of the relevant portfolio management team determines that it would be in Madison’s clients’ best interests to vote AGAINST management recommendations (or, for Madison Scottsdale, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Management Team, or any subcommittee appointed by the Management Team from among its members (such subcommittee may be a single person), to ratify the decision to stray from Madison’s general policy of voting with management. Such ratification need not be in writing.

The Management Team or any subcommittee appointed by the Management Team from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between Madison and clients that would affect the manner by which Madison votes a proxy. Madison maintains a “conflicted list” for proxy voting purposes.

As of January 1, 2004, Jay Sekelsky represents the Management Team subcommittee described above.

Voting Proxies of Securities No Longer Owned

We may be entitled to vote a proxy because a security was held in a client portfolio on the record date but have subsequently sold the security from the client’s account prior to the meeting date to which the proxy relates. In such situations, our vote has no economic value to the client who is not a shareholder of the company soliciting the proxy vote. Therefore, our policy is to vote proxies of securities no longer owned in accordance with management recommendation or, if practical, not vote them at all.

Special Considerations for International Securities

Certain foreign companies may impose restrictions on the transfer, exchange or other matters in connection with shareholder voting. As a result, there may be instances when we will not vote a proxy of a foreign or international security because doing so might adversely affect our client’s rights relating to the security, including our ability to sell the securities for a specific time period.

ERISA Fiduciary Accounts

As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, Madison is required to do so. In most cases, the plan document will specify who is required to vote proxies.

It is important that Madison’s investment management agreement (or the ERISA client’s plan document) (collectively, the “Contracts”) address the issue of who is responsible for voting proxies.

1.	If the Contracts expressly preclude Madison from voting proxies, then the Trustee must vote proxies attributable to our ERISA client’s accounts.

2.	On the other hand, if the Contracts are silent or simply state that Madison “may” vote proxies, then it is our fiduciary duty to affirmatively vote under ERISA.

ERISA requires Madison, when it is responsible for voting proxies:

1.	To maintain voting records for review by the named fiduciary of the plan; and

2.	Ensure that the custodian (or plan Trustee, as the case may be) forwards to Madison all proxies received so that Madison may vote them in a timely manner.

Madison’s general policy is to vote all ERISA plan proxies received in the same manner as Madison vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).

Additional Recordkeeping Rules Related to Proxy Voting

Madison must keep any written documents (including email) Madison prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for our decision). As noted above, Madison need not keep a copy of the actual proxy statements Madison received if they are available on the SEC’s EDGAR database.

Madison must keep in the applicable client file records of written client requests for proxy voting information. Madison must, of course, also keep a copy in the client file of any of its written responses to clients who asked for such information either in writing or orally.

Madison retained the services of ProxyEdge to maintain the records of the proxy votes Madison cast on behalf of clients. To the extent Madison votes any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Ray Di Bernardo, CFA is the Portfolio Manager of Madison Strategic Sector Premium Fund and Vice President of Madison Investment Holdings, Inc. Ray has more than 25 years of equity management experience and is jointly responsible for the day to day management of the registrant. Prior to joining Madison in 2003 he was an equity analyst at Concord Trust in Chicago, and before that, an equity analyst and co-manager of international and emerging market portfolios at a Toronto-based international equity firm. Ray holds a BA from the University of Western Ontario.

Walter Dewey, CFA is a Portfolio Manager of Madison Strategic Sector Premium Fund and Vice President of Madison Investment Holdings, Inc. Walter has nearly 30 years of investment experience and is jointly responsible for day to day management of the registrant. Walter spent the majority of his career at U.S. Bancorp where he had responsibilities in research, portfolio management, and client relationships. He managed the Firstar Growth Fund and also spent considerable time speaking on investment strategy for the organization at a national level. Walter earned his BBA in Finance from the University of Wisconsin.

Drew Justman, CFA serves as a Portfolio Manager of Madison Strategic Sector Premium Fund and Vice President of Madison Investment Holdings, Inc. Drew is jointly responsible for day to day management of the registrant. Prior to joining Madison, he worked with Merrill Lynch. Drew holds a BBA in Finance and Economics and an MS in Finance from the University of Wisconsin. He also graduated from the Applied Security Analysis Program.

(a) (2) Other portfolios managed.

As of the end of the registrant's most recent fiscal year, the portfolio managers were involved in the management of the following accounts (assets are rounded to the nearest million):
Ray Di Bernardo:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3	$519 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,328	$1,086 million	0	$0
 1 Numbers are approximate.

Walter Dewey:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3	$519 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	540	$313 million	0	$0

Drew Justman:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	6	$1,127 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,328	$1,086 million	0	$0

Material conflicts of interest that may arise in connection with the manager's management of the Trust's investments and the investments of the other accounts: None identified.

(a) (3) Compensation.

The adviser believes investment professionals should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm.  As such, investment professionals receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below).  The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan. The adviser believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

With regard to incentive compensation, the incentive pools are calculated based on revenue from each investment strategy.  Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods.  Incentive compensation earned is paid out over a three year period, so that if a portfolio manager leaves the employ of the Madison organization, he or she forfeits a percentage of his or her incentive compensation.  The purpose of this structured payout is to aid in the retention of investment personnel.  With the exception of Mr. Burgess, all investment professionals are eligible to participate in the incentive compensation pool.

The incentive compensation pool shared by the members of the firm’s equity management team (all portfolio managers listed above except Mr. Burgess) is based on the performance of the firm’s various equity composites measured against the appropriate index benchmarks.  All firm equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.

There is no difference in terms of the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account for that matter).  Instead, compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

(a) (4) Ownership of Securities.

As of December 31, 2016, the portfolio manager beneficially owned the following amounts of the registrant:

Name of Manager	Name of Registrant	Range of Ownership Interest
Ray Di Bernardo	Madison Strategic Sector Premium Fund	None
Walter Dewey	Madison Strategic Sector Premium Fund	None
Drew Justman	Madison Strategic Sector Premium Fund	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a)  None*

(b)  None*

*Note to Item 9: As announced and disclosed in the registrant's prospectus, the registrant maintains a Dividend Reinvestment Plan. The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan's dividend reinvestment requirements.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes to procedures to recommend nominees.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics - See Item 2

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Strategic Sector Premium Fund

/s/ Lisa R. Lange
Lisa R. Lange, Chief Legal Officer and Chief Compliance Officer

Date: March 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Katherine L. Frank
Katherine L. Frank, Principal Executive Officer

Date: March 1, 2017

/s/ Greg Hoppe
Greg Hoppe, Principal Financial Officer

Date: March 1, 2017